Filed under Rules 497(e) and 497(k)

Registration No. 002-83631

VALIC COMPANY I

Blue Chip Growth Fund

(the “Fund”)

Supplement dated May 1, 2023, to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2022, as supplemented and amended to date

At a meeting held on April 26-27, 2023, the Board of Directors of VALIC Company I approved an amendment to the Investment Sub-Advisory Agreement (the “Amendment”) between The Variable Annuity Life Insurance Company (“VALIC”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) with respect to the Fund. The Amendment decreases the fees payable by VALIC to T. Rowe Price under the Investment Sub-Advisory Agreement, effective April 1, 2023. There is no change to the advisory fee charged to the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.